Exhibit 99.1

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document Pg 1 of 17

 16-12220-smb Doc 644 FiledEntity Name: International Shipholding Corporation (Consolidating)02/15/17 Entered 02/15/17 18:02:18 Main Document  CPg 2 of 1  7  Monthly Operating Report - Southern District of New YorkSchedule of Cash Receipts & Disbursements  Reporting Period: January-17  Debtor Name  Account #  Beginning Balance Third Party  Intercompany  Deposits per Bank  Net Deposits in  Total Cash  Intercompany  Third Party  Disbursements per Net Outstanding Total Cash  FX Gain/(Loss)  Ending Book  (Last 4 digits)  Deposits  Deposits  Statement  Transit  Receipts  Disbursements  Disbursements  Bank Statement  Checks  Disbursements  Balance  International Shipholding Corporation  2907  $  1,787.36  $  -  $  1,000.00  $  1,000.00  $  -  $  1,000.00  $  -  $  1,830.92  $  1,830.92  $  -  $  1,830.92  $  -  $  956.44  International Shipholding Corporation  1639  10,007.40  -  -  -  -  -  -  -  -  -  -  -  10,007.40  International Shipholding Corporation  1314  13,642.18  358,384.42  390,000.00  748,384.42  -  748,384.42  645,000.00  108,731.52  753,731.52  -  753,731.52  -  8,295.08  International Shipholding Corporation  4643  2,964,827.29  1,363,157.87  14,408,197.03  15,771,354.90  -  15,771,354.90  2,567,943.93  14,668,381.38  17,236,325.31  (67,347.54)  17,168,977.77  -  1,567,204.42  International Shipholding Corporation  6001  1,127.50  -  -  -  -  -  -  75.00  75.00  -  75.00  -  1,052.50  International Shipholding Corporation  8174  17,333.85  24,499,931.00  2,943.93  24,502,874.93  -  24,502,874.93  -  372,832.91  372,832.91  -  372,832.91  -  24,147,375.87  International Shipholding Corporation  9131  24,410.34  1.07  -  1.07  -  1.07  -  -  -  -  -  -  24,411.41  International Shipholding Corporation  3120  1,052,825.08  133.81  -  133.81  -  133.81  -  -  -  -  -  -  1,052,958.89  N.W. Johnson & Co. Inc  8364  56,215.87  137,740.54  -  137,740.54  -  137,740.54  180,000.00  -  180,000.00  -  180,000.00  -  13,956.41  Coastal Carriers, Inc.  4547  5,029.34  -  -  -  -  -  -  -  -  -  -  -  5,029.34  U.S. United Ocean Services, LLC  1715  1,531.55  4,192.80  10,000.00  14,192.80  -  14,192.80  -  11,293.44  11,293.44  -  11,293.44  -  4,430.91  U.S. United Ocean Services, LLC  3712  (3.58)  -  -  -  -  -  -  -  -  -  -  -  (3.58)  U.S. United Ocean Services, LLC  1468  -  -  2,846,225.80  2,846,225.80  -  2,846,225.80  2,845,000.00  1,225.80  2,846,225.80  -  2,846,225.80  -  -  U.S. United Ocean Services, LLC  2260  17,861.68  2,852,281.97  -  2,852,281.97  -  2,852,281.97  2,846,225.80  -  2,846,225.80  -  2,846,225.80  -  23,917.85  U.S. United Ocean Services, LLC  1715  -  -  -  -  -  -  -  -  -  -  -  -  -  Frascati Shops, Inc.  9623  102,182.60  33,457.85  -  33,457.85  -  33,457.85  -  -  -  -  -  -  135,640.45  Frascati Shops, Inc.  8552  28,213.63  191,977.94  -  191,977.94  -  191,977.94  205,000.00  4,154.39  209,154.39  -  209,154.39  -  11,037.18  Waterman Steamship Corporation  9031  1,083.16  -  -  -  -  -  -  10.00  10.00  -  10.00  -  1,073.16  Waterman Steamship Corporation  9058  9,607.15  -  105,000.00  105,000.00  -  105,000.00  11,000.00  94,647.80  105,647.80  -  105,647.80  -  8,959.35  Waterman Steamship Corporation  9066  9,870.33  -  195,000.00  195,000.00  -  195,000.00  -  194,384.37  194,384.37  4,084.37  198,468.74  -  6,401.59  Waterman Steamship Corporation  3208  (10.00)  10.00  -  10.00  -  10.00  -  10.00  10.00  -  10.00  -  (10.00)  Waterman Steamship Corporation  2043  12,426.62  918,932.10  120,000.00  1,038,932.10  -  1,038,932.10  900,000.00  111,290.06  1,011,290.06  -  1,011,290.06  -  40,068.66  Waterman Steamship Corporation  1129  79,187.47  933,445.20  -  933,445.20  -  933,445.20  985,000.00  -  985,000.00  -  985,000.00  -  27,632.67  Waterman Steamship Corporation  8703  85,000.00  -  -  -  -  -  -  -  -  -  -  -  85,000.00  Waterman Steamship Corporation  2043-004  -  -  -  -  -  -  -  -  -  -  -  -  -  Sulphur Carriers, Inc.  1276  7,611.40  -  220,000.00  220,000.00  -  220,000.00  -  178,019.25  178,019.25  -  178,019.25  -  49,592.15  Sulphur Carriers, Inc.  1110  18,069.38  -  392,000.00  392,000.00  -  392,000.00  -  404,907.33  404,907.33  (2,804.02)  402,103.31  -  7,966.07  Sulphur Carriers, Inc.  1102  5,522.54  1,247,834.90  280,000.00  1,527,834.90  -  1,527,834.90  1,240,000.00  284,524.43  1,524,524.43  -  1,524,524.43  -  8,833.01  LMS Shipmanagement, Inc.  1292  3,226.93  -  60,000.00  60,000.00  -  60,000.00  -  52,280.98  52,280.98  -  52,280.98  -  10,945.95  LMS Shipmanagement, Inc.  7395  3,113.78  -  2,000.00  2,000.00  -  2,000.00  -  3,735.52  3,735.52  -  3,735.52  -  1,378.26  LMS Shipmanagement, Inc.  1099  6,218.61  1,716.42  -  1,716.42  -  1,716.42  -  311.08  311.08  -  311.08  -  7,623.95  Central Gulf Lines, Inc.  0586  1,000.00  -  -  -  -  -  -  -  -  -  -  -  1,000.00  Central Gulf Lines, Inc.  0997  13,476.56  633,820.50  2,187,738.00  2,821,558.50  -  2,821,558.50  2,469,738.00  238,242.55  2,707,980.55  -  2,707,980.55  -  127,054.51  Central Gulf Lines, Inc.  6645  3,902.09  -  -  -  -  -  -  -  -  -  -  -  3,902.09  Central Gulf Lines, Inc.  1005  4,289.51  6,715.13  295,000.00  301,715.13  -  301,715.13  -  295,505.18  295,505.18  -  295,505.18  -  10,499.46  Central Gulf Lines, Inc.  1021  12,170.84  6,200.00  233,000.00  239,200.00  -  239,200.00  -  242,400.00  242,400.00  -  242,400.00  -  8,970.84  Central Gulf Lines, Inc.  0998  75,156.46  1,900,619.05  -  1,900,619.05  -  1,900,619.05  1,970,000.00  -  1,970,000.00  -  1,970,000.00  -  5,775.51  Central Gulf Lines, Inc.  1013  9,240.89  -  440,000.00  440,000.00  -  440,000.00  -  444,397.45  444,397.45  -  444,397.45  -  4,843.44  Central Gulf Lines, Inc.  8844  4,510.42  244,459.25  -  244,459.25  -  244,459.25  245,000.00  -  245,000.00  -  245,000.00  -  3,969.67  Central Gulf Lines, Inc.  3652  315,710.46  589,600.00  -  589,600.00  68,350.00  657,950.00  400,000.00  162,274.07  562,274.07  -  562,274.07  -  411,386.39  Central Gulf Lines, Inc.  3660  149,561.74  -  -  -  -  -  -  -  -  -  -  -  149,561.74  Central Gulf Lines, Inc.  0997-004  -  -  207,738.00  207,738.00  -  207,738.00  207,738.00  -  207,738.00  -  207,738.00  -  -  Enterprise Ship Company, Inc.  1064  20,644.67  -  -  -  -  -  -  -  -  -  -  -  20,644.67  LCI Shipholdings, Inc.  2027  6,320.18  1,732.86  -  1,732.86  -  1,732.86  -  -  -  -  -  -  8,053.04  LCI Shipholdings, Inc.  1080  13,790.57  475,534.48  -  475,534.48  -  475,534.48  475,000.00  -  475,000.00  -  475,000.00  -  14,325.05  LCI Shipholdings, Inc.  6001  3,895.85  -  -  -  -  -  -  75.00  75.00  -  75.00  -  3,820.85  LCI Shipholdings, Inc.  9099  7,521.35  -  -  -  -  -  -  -  -  -  -  -  7,521.35  LCI Shipholdings, Inc.  2027-004  -  -  -  -  -  -  -  -  -  -  -  -  -  LCI Shipholdings, Inc.  0947  42,885.29  5.64  -  5.64  -  5.64  -  -  -  -  -  -  42,890.93  Dry Bulk Australia Ltd.  1731  13,060.35  -  -  -  -  -  -  -  -  -  -  -  13,060.35  Dry Bulk Americas Ltd.  1027  12,141.61  -  -  -  -  -  -  -  -  -  -  -  12,141.61  Marco Shipping Company (PTE) Ltd  5001  116,043.14  944,288.87  -  944,288.87  -  944,288.87  950,000.00  50.00  950,050.00  -  950,050.00  -  110,282.01  Marco Shipping Company (PTE) Ltd  5002  13,493.70  -  -  -  -  -  -  1,164.47  1,164.47  -  1,164.47  186.57  12,515.80  Gulf South Shipping PTE Ltd  4001  10,510.64  -  -  -  -  -  -  -  -  -  -  -  10,510.64  Gulf South Shipping PTE Ltd  4002  5,568.26  -  -  -  -  -  -  -  -  -  -  81.16  5,649.42  Gulf South Shipping PTE Ltd  3659  14,903.73  3,612,170.74  -  3,612,170.74  -  3,612,170.74  3,253,197.03  338,447.50  3,591,644.53  -  3,591,644.53  -  35,429.94  Total  $  5,407,717.77  $  40,958,344.41  $  22,395,842.76  $  63,354,187.17  $  68,350.00  $  63,422,537.17  $  22,395,842.76  $  18,215,202.40  $  40,611,045.16  $  (66,067.19)  $  40,544,977.97  $  267.73  $  28,285,544.70  MOR-1Page 1

MOR-1

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 3 of 17  Monthly Operating Report - Southern District of New York  Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)Reporting Period: January-17  Debtor Name  Bank Account #  Bank Balance  Deposits in Transit  Checks Outstanding Book Balance  Notes/ Comments  (Last 4 Digits) 4  1  International Shipholding Corporation  2907  $  956.44  $  -  $  -  $  956.44  International Shipholding Corporation  1639  10,007.40  -  -  10,007.40  International Shipholding Corporation  1314  8,295.08  -  -  8,295.08  International Shipholding Corporation  4643  2,055,718.28  -  (488,513.86)  1,567,204.42  International Shipholding Corporation  6001  1,052.50  -  -  1,052.50  International Shipholding Corporation  8174  24,147,375.87  -  -  24,147,375.87  Restricted Cash  International Shipholding Corporation  9131  24,411.41  -  -  24,411.41  International Shipholding Corporation 3  3120  1,052,958.89  -  -  1,052,958.89  Restricted Cash  N.W. Johnson & Co. Inc  8364  13,956.41  -  -  13,956.41  Coastal Carriers, Inc.  4547  5,029.34  -  -  5,029.34  U.S. United Ocean Services, LLC  1715  4,430.91  -  -  4,430.91  U.S. United Ocean Services, LLC  3712  -  -  (3.58)  (3.58)  U.S. United Ocean Services, LLC  1468  -  -  -  -  U.S. United Ocean Services, LLC  2260  23,917.85  -  -  23,917.85  U.S. United Ocean Services, LLC2  1715  -  -  -  -  Frascati Shops, Inc.  9623  135,640.45  -  -  135,640.45  Frascati Shops, Inc.  8552  11,037.18  -  -  11,037.18  Waterman Steamship Corporation  9031  1,185.16  -  (112.00)  1,073.16  Waterman Steamship Corporation  9058  8,959.35  -  -  8,959.35  Waterman Steamship Corporation  9066  12,985.96  -  (6,584.37)  6,401.59  Waterman Steamship Corporation  3208  (10.00)  -  -  (10.00)  Waterman Steamship Corporation  2043  40,068.66  -  -  40,068.66  Waterman Steamship Corporation  1129  27,632.67  -  -  27,632.67  Waterman Steamship Corporation  8703  85,000.00  -  -  85,000.00  Waterman Steamship Corporation 2  2043-004  -  -  -  -  Sulphur Carriers, Inc.  1276  49,592.15  -  -  49,592.15  Sulphur Carriers, Inc.  1110  17,814.27  -  (9,848.20)  7,966.07  Sulphur Carriers, Inc.  1102  8,833.01  -  -  8,833.01  LMS Shipmanagement, Inc.  1292  10,945.95  -  -  10,945.95  LMS Shipmanagement, Inc.  7395  1,378.26  -  -  1,378.26  LMS Shipmanagement, Inc.  1099  7,623.95  -  -  7,623.95  Central Gulf Lines, Inc.  0586  1,000.00  -  -  1,000.00  Central Gulf Lines, Inc.  0997  127,054.51  -  -  127,054.51  Central Gulf Lines, Inc.  6645  3,902.09  -  -  3,902.09  Central Gulf Lines, Inc.  1005  10,499.46  -  -  10,499.46  Central Gulf Lines, Inc.  1021  10,470.84  -  (1,500.00)  8,970.84  Central Gulf Lines, Inc.  0998  5,775.51  -  -  5,775.51  MOR-1 (Cont.) Page 1

MOR-1 (Cont.)

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 4 of 17  Monthly Operating Report - Southern District of New York  Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)Reporting Period: January-17  Debtor Name  Bank Account #  Bank Balance  Deposits in Transit  Checks Outstanding Book Balance  Notes/ Comments  (Last 4 Digits) 4  1  Central Gulf Lines, Inc.  1013  4,843.44  -  -  4,843.44  Central Gulf Lines, Inc.  8844  3,969.67  -  -  3,969.67  Central Gulf Lines, Inc.  3652  343,036.39  68,350.00  -  411,386.39  Central Gulf Lines, Inc.  3660  149,561.74  -  -  149,561.74  Restricted Cash  Central Gulf Lines, Inc.5  0997-004  -  -  -  -  Enterprise Ship Company, Inc.  1064  20,644.67  -  -  20,644.67  LCI Shipholdings, Inc.  2027  8,053.04  -  -  8,053.04  LCI Shipholdings, Inc.  1080  14,325.05  -  -  14,325.05  LCI Shipholdings, Inc.  6001  3,820.85  -  -  3,820.85  LCI Shipholdings, Inc.  9099  7,521.35  -  -  7,521.35  LCI Shipholdings, Inc.2  2027-004  -  -  -  -  LCI Shipholdings, Inc.  0947  42,890.93  -  -  42,890.93  Dry Bulk Australia Ltd.  1731  13,060.35  -  -  13,060.35  Dry Bulk Americas Ltd.  1027  12,141.61  -  -  12,141.61  Marco Shipping Company (PTE) Ltd  5001  110,282.01  -  -  110,282.01  Marco Shipping Company (PTE) Ltd  5002  12,515.80  -  -  12,515.80  Gulf South Shipping PTE Ltd  4001  10,510.64  -  -  10,510.64  Gulf South Shipping PTE Ltd  4002  5,649.42  -  -  5,649.42  Gulf South Shipping PTE Ltd  3659  35,429.94  -  -  35,429.94  Total  $  28,723,756.71  $  68,350.00  $  (506,562.01)  $  28,285,544.70  -  1 Outstanding check listing can be provided at request.  2 The Debtors did not receive statements from the bank in these overnight sweep accounts because the balance remains zero in January.  3 The bank balance reflects the balance from the December statement, which the Debtors believe remains accurate except for an immaterial amount of interest earned on the funds which wasthe only activity in this account each month.  4 The Debtors have not included copies of the bank statements due to the voluminous nature of such documents. Copies will be provided upon request.  5 The Debtors did not receive a statement from the bank for this overnight sweep account. Per review of the bank account, there was activity during the month of January, however thebalance was zero at 1/31/17.  MOR-1 (Cont.)  Page 2

MOR-1 (Cont.)

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Case Number: 16-12220Pg 5 of 17  Monthly Operating Report - Southern District of New YorkMOR-1 Addendum: Disbursement Totals by DebtorReporting Period: January-17  Debtor Name  Account # Total cash disbursements  Total cash disbursements  per MOR-1 (w/ Interco)  per MOR-1 (w/o Interco)  International Shipholding Corporation (16-12220) Total  $  18,297,448.12  $  15,084,504.19  N.W. Johnson & Co. Inc (16-12218) Total  180,000.00  -  Coastal Carriers, Inc. (16-12222) Total  -  -  U.S. United Ocean Services, LLC (16-12235) Total  5,703,745.04  12,519.24  Frascati Shops, Inc. (16-12226) Total  209,154.39  4,154.39  Waterman Steamship Corporation (16-12219) Total  2,300,426.60  404,426.60  Sulphur Carriers, Inc. (16-12233) Total  2,104,646.99  864,646.99  LMS Shipmanagement, Inc. (16-12229) Total  56,327.58  56,327.58  Central Gulf Lines, Inc. (16-12221) Total 1  6,606,945.25  1,314,469.25  Enterprise Ship Company, Inc. (16-12225) Total  -  -  LCI Shipholdings, Inc. (16-12228) Total  475,075.00  75.00  Dry Bulk Australia Ltd. (16-12224) Total  -  -  Dry Bulk Americas Ltd. (16-12223) Total  -  -  Marco Shipping Company (PTE) Ltd (16-12231) Total  951,214.47  1,214.47  Gulf South Shipping PTE Ltd (16-12227) Total  3,591,644.53  338,447.50  Grand Total  $  40,476,627.97  $  18,080,785.21  1 There was an improper debit in the account ending in 3652 that was credited back into the account in the amount of $68,350. Thisamount has been included in the third party disbursements column in MOR-1 but has been excluded from this schedule because thetransaction was not a true third party disbursement.  MOR-1 Addendum  Page 1

MOR-1 Addendum

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Pg 6 of 17  Case Number: 16-12220  Monthly Operating Report - Southern District of New YorkStatement of Operations (Income Statement)  Reporting Period: January-17  Statement Line Item  Month Amount  Cumulative - Filing To  Date  REVENUE  Gross Revenues  $  15,679,026.76  $  90,256,993.20  OPERATING EXPENSES  Voyage Expenses  12,936,875.46  70,427,677.50  Amortization Expense  863,320.75  4,256,077.75  Depreciation Expense  1,249,496.06  7,664,564.98  Impairment Expense1  3,806,045.35  3,806,045.35  Administrative and General Expenses  865,368.59  6,960,443.03  Net Loss Before Other Income & Expenses  $  (4,042,079.45)  $  (2,857,815.41)  OTHER INCOME AND EXPENSES  Interest Expense  952,359.02  6,321,996.50  Interest Income  (221.37)  (1,743.71)  Loss from Consolidated Subsidiaries 2  2,817,878.80  1,071,942.95  Net Loss Before Reorganization Items  $  (7,812,095.90)  $  (10,250,011.15)  REORGANIZATION ITEMS  Professional Fees  4,323,473.30  17,495,162.70  U. S. Trustee Quarterly Fees  -  124,025.00  Interest Earned on Accumulated Cash from Chapter 11 (See MOR-2  -  -  Other Schedule tab)  Gain from Sale of Assets2  (3,104,060.40)  (2,986,542.10)  Other Reorganization Expenses (See MOR-2 Other Schedule tab)  350,000.00  350,000.00  Income Taxes  -  106,019.59  Net Loss  $  (9,381,508.80)  $  (25,338,676.34)  1 The amount detailed as impairment expenses relates to the recording of impairment for the following: to reduce the value of the  Oslo Wave to its sale price, and to reduce certain UOS assets planned to be disposed at scrap value. These impairments are recordedin January for the purposed of this MOR but would be considered to be 2016 entries under accounting principles generally acceptedin the United States.  2 In January 2017, J Line Corporation purchased the Specialty Business Segment for $24.5 million in cash. This cash was depositedin International Shipholding account ending in 8174. The sale resulted in a $3.1 million gain relating to debtor entities and a nearlyoffsetting loss of $2.8 million to MPV Netherlands C.V., a consolidated non-filing entity, which is recorded in the line "Loss fromConsolidated Subsidiaries."  MOR-2  Page 1

MOR-2

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Case Number: 16-12220Pg 7 of 17  Monthly Operating Report - Southern District of New YorkStatement of Operations (Income Statement)- Other ScheduleReporting Period: January-17  Other Category  Description  Month Amount  Cumulative - Filing To  Date  Other Reorganization Expenses  Reimbursements for expenses of unsuccessful bidders in connectionwith the sale of the Specialty Business Segment.  $  350,000.00  $  350,000.00  MOR-2b  Page 1

MOR-2b

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Case Number: 16-12220Pg 8 of 17  Monthly Operating Report - Southern District of New YorkBalance Sheet  Reporting Period: January-17  Category  Book Value At End Of Current  Book Value At End Of Prior  Book Value On Petition Date  Reporting Month  Reporting Month  Or Scheduled  Current Assets  Cash on Hand  $  325,862.04  $  256,879.89  $  332,340.90  Unrestricted Cash and Equivalents  2,935,648.20  4,205,330.95  4,067,480.98  Restricted Cash and Cash Equivalents  25,349,896.50  1,202,386.82  1,997,025.04  Trade Accounts Receivable (Net)  9,010,465.77  9,059,494.80  8,620,036.00  Unbilled Accounts Receivable (Net)  14,803,973.42  12,567,953.80  10,099,426.00  Notes Receivable  -  -  -  Inventories  5,862,514.01  6,464,900.41  6,119,445.33  Prepaid Expenses  4,319,590.49  5,028,809.02  2,892,687.98  Professional Retainers  235,078.00  235,078.00  235,078.00  Assets Held for Sale  3,300,000.00  -  -  Other Current Assets (See MOR-3 Other Sch)  -  -  -  Property & Equipment  Real Property and Improvements  2,419,781.27  2,419,781.27  2,707,867.22  Machinery and Equipment  205,228,819.12  213,583,484.21  217,456,370.74  Furniture, Fixtures and Office Equipment  4,687,285.29  4,687,285.29  4,103,934.83  Accumulated Depreciation  (40,786,652.99)  (39,915,824.36)  (33,500,755.44)  Other Assets (See MOR-3 Other Sch)  11,431,209.16  35,441,352.66  35,124,339.05  Total Assets  $  249,123,470.28  $  255,236,912.76  $  260,255,276.63  Liabilities Not Subject To Compromise (Post-  Petition)  Accounts Payable  $  1,701,668.10  $  1,556,296.64  $  -  Taxes Payable  211,037.26  190,211.64  -  Accrued Expenses- Crew Payable  3,164,762.72  2,397,197.09  -  Accrued Expenses- Professional Fees  8,047,091.47  5,661,721.11  -  Accrued Expenses  13,798,409.57  15,005,151.06  -  Billings in Excess of Cost  1,916,872.10  2,335,167.20  -  Debtor in Possession Financing  18,100,000.00  18,100,000.00  -  Other Post-Petition Liabilities (See MOR-3 Other  Sch)  -  -  -  Total Post-Petition Liabilities  $  46,939,841.22  $  45,245,744.74  $  -  Liabilities Subject to Compromise (Pre-Petition)  Secured Debt  $  106,971,643.48  $  107,046,643.48  $  110,189,774.35  Priority Debt  1,401,527.99  1,418,401.26  2,980,642.00  Unsecured Debt  43,413,450.11  44,443,632.56  66,052,919.48  Other Pre-Petition Liabilities (See MOR-3 Other  Sch)  11,794,288.18  11,197,815.84  12,978,934.00  Total Pre-Petition Liabilities  $  163,580,909.76  $  164,106,493.14  $  192,202,269.83  Owner's Equity  Capital Stock  $  9,466,084.11  $  9,462,422.41  $  9,413,754.21  Additional Paid-In Capital  141,878,667.49  141,865,905.18  141,794,639.63  Partners' Capital Account  -  -  -  Owner's Equity Account  (34,923,333.89)  (37,006,463.10)  (37,175,288.44)  Retained Earnings - Pre-Petition  (52,480,022.07)  (52,480,022.07)  (45,980,098.60)  Retained Earnings - Post-Petition  (25,338,676.34)  (15,957,167.54)  -  Total Equity  $  38,602,719.30  $  45,884,674.88  $  68,053,006.80  Total Liabilities and Owner's Equity  $  249,123,470.28  $  255,236,912.76  $  260,255,276.63  MOR-3Page 1

MOR-3

 16-12220-smb Doc 644  Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Case Number: 16-12220Pg 9 of 17  Monthly Operating Report - Southern District of New YorkBalance Sheet - Other Schedule  Reporting Period: January-17  Category  Book Value At End Of  Book Value At End Of  Book Value On Petition  Notes/ Comments  Current Reporting  Prior Reporting Month  Date  Month  Assets  Other Assets  $  2,951,313.17  $  2,565,539.44  $  2,528,749.06  LT deposits  Other Assets  (25,457,671.40)  (3,886,403.32)  (2,575,674.66) Due (to) from affiliates, net  Other Assets  33,863,098.52  36,680,977.77  35,056,196.42  Investment in subsidiaries  Other Assets  74,468.87  81,238.77  115,068.23  LT deferred charge related to TECO contract  Total Other Assets  $  11,431,209.16  $  35,441,352.66  $  35,124,339.05  Liabilities  Liabilities Not Subject To Compromise  (Pre-Petition)  $  4,797,699.01  $  3,120,961.18  $  4,071,824.00  Claims reserve  Liabilities Not Subject To Compromise  (Pre-Petition)  16,023.00  15,787.00  14,607.00  GAAP SL versus cash on escalating lease payments  Liabilities Not Subject To Compromise  (Pre-Petition)  6,865,210.17  7,124,919.66  8,423,467.00  Deferred gain - Sulphur and CGL/Green Lake  Liabilities Not Subject To Compromise  (Pre-Petition)  115,356.00  20,050.00  (64,103.00) Deferred tax  Liabilities Not Subject To Compromise  (Pre-Petition)  -  916,098.00  533,139.00  PT AMAS dry dock funding for Flores and Sawu  Total Liabilities Not Subject To  Compromise (Pre-Petition)  $  11,794,288.18  $  11,197,815.84  $  12,978,934.00  MOR-3b Page 1

MOR-3b

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main DocumentEntity Name: International Shipholding Corporation (Consolidating)  CPg 10 of 1  7  Monthly Operating Report - Southern District of New YorkStatus of Post-Petition Taxes  Reporting Period: January-17  Debtor  Federal/ State & Description  Beginning Tax  Amount Withheld Amount Paid  Date Paid1  Check # or Ending Tax  Notes/ Comments  Local  and/or Accrued  EFT1  International Shipholding Corporation  Federal  Withholding  $  (48,828.25)  $  (180,335.63)  $  183,083.71  $  (46,080.17)  941 Tax - To be Paid In February  International Shipholding Corporation  Federal  FICA-Employee  (17,235.07)  (94,368.44)  86,891.69  (24,711.82)  941 Tax - To be Paid In February  International Shipholding Corporation  Federal  FICA-Employer  (16,814.36)  (94,368.44)  86,470.98  (24,711.82)  941 Tax - To be Paid In February  International Shipholding Corporation  Federal  Unemployment  (27.30)  (3,141.82)  27.30  (3,141.82)  FUTA to be Paid April 30, 2017  International Shipholding Corporation  Federal  Income  -  -  -  -  Form 1120 Estimated Tax - Tonnage Tax  International Shipholding Corporation  Federal  1042 Withholding  -  (43.60)  43.60  -  1042 Withholding Tax  International Shipholding Corporation  State and Local  Withholding  (17,718.64)  (21,991.72)  23,221.74  (16,488.62)  January State Withholding paid in February  International Shipholding Corporation  State and Local  Sales  (335.22)  (114.76)  335.22  (114.76)  January Sales and Use Tax to paid February 20th  International Shipholding Corporation  State and Local  Income tax  -  -  -  -  International Shipholding Corporation  State and Local  Unemployment  (553.80)  (7,089.25)  553.80  (7,089.25)  SUTA to be Paid April 30, 2017  International Shipholding Corporation  State and Local  Real Property  -  -  -  -  International Shipholding Corporation  State and Local  Personal Property  -  -  -  -  International Shipholding Corporation  State and Local  Franchise Tax  -  -  -  -  International Shipholding Corporation  State and Local  Other  (88,699.00)  -  -  (88,699.00)  SCI Florida  Total  $  (190,211.64)  $  (401,453.66)  $  380,628.04  $  (211,037.26)  1 The Debtors have not included copies of the tax payment receipts due to the voluminous nature of such documents. Copies will be provided upon request.  MOR-4  Page 1

MOR-4

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) CaPg 11 of 17  Monthly Operating Report - Southern District of New YorkSummary of Unpaid Post-Petition Debts  Reporting Period: January-17  Debtor Name  Description  Current  Days Past Due: Days Past Due: Days Past Due: Days Past Due: Total  Notes/ Comments  0-30  31-60  61-90  Over 91  Of the total trade AP balance, $256,912.27 was paid in early February and an  additional $248,638.29 is approved for payment in mid-February. We expect  the remaining balance to be paid in late-February or early March.  International Shipholding Corporation Accounts Payable  $  661,343.11  $  517,814.18  $  396,674.13  $  113,107.52  $  12,729.16  $  1,701,668.10  International Shipholding Corporation Taxes Payable  58,485.41  -  -  -  -  58,485.41  Frascati Shops, Inc.  Taxes Payable  6,964.54  -  -  -  -  6,964.54  LMS Shipmanagement, Inc.  Taxes Payable  37,343.25  -  -  -  -  37,343.25  N.W. Johnsen & Company, Inc.  Taxes Payable  11,659.33  -  -  -  -  11,659.33  Sulphur Carriers, Inc.  Taxes Payable  88,699.00  -  -  -  -  88,699.00  U.S. United Ocean Services, LLC  Taxes Payable  7,885.73  -  -  -  -  7,885.73  Total  $  872,380.37  $  517,814.18  $  396,674.13  $  113,107.52  $  12,729.16  $  1,912,705.36  MOR-4b Page 1

MOR-4b

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main DocumentEntity Name: International Shipholding Corporation (Consolidating)  CaPg 12 of 1  7  Monthly Operating Report - Southern District of New YorkAccounts Receivable Reconciliation and AgingReporting Period: January-17  Debtor Name  AR at the beginning Amount Billed during of the period Period  Amounts Collected AR at the end of the during Period reporting period  Bad Debts  # Days Past Due: 0-30  # Days Past Due: 31-60  # Days Past Due: 61-90  # Days Past Due: Over 91  Total  International Shipholding Corporation  $  (658.33)  $  214,117.95  $  213,533.97  $  (74.35)  $  -  $  (74.35)  $  -  $  -  $  -  $  (74.35)  Sulphur Carriers, Inc.  1,245,097.19  1,502,160.74  1,245,097.19  1,502,160.74  -  1,502,160.74  -  -  -  1,502,160.74  Central Gulf Lines, Inc.  5,696,018.84  2,161,412.08  2,689,386.05  5,168,044.87  (17,248.64)  4,775,554.17  49,619.20  74,131.28  285,988.86  5,168,044.87  Waterman Steamship Corporation  1,622,350.73  2,148,177.15  1,754,068.09  2,016,459.79  -  1,878,432.58  138,027.21  -  -  2,016,459.79  N.W. Johnsen & Co. Inc.  34,214.66  105,218.98  138,377.50  1,056.14  -  -  -  -  1,056.14  1,056.14  LMS Shipmanagement, Inc.  -  -  -  -  -  -  -  -  -  -  U.S. United Ocean Services, LLC  (6,192.74)  2,852,281.96  2,852,281.96  (6,192.74)  -  -  -  -  (6,192.74)  (6,192.74)  Frascati Shops, Inc.  391,164.45  121,487.70  261,140.83  251,511.32  (8,332.36)  125,625.45  34,758.08  13,667.48  85,792.67  251,511.32  Gulf South Shipping PTE LTD  -  1,799,891.98  1,799,891.98  -  -  -  -  -  -  -  LCI Shipholding, Inc.  77,500.00  1,732.86  1,732.86  77,500.00  -  77,500.00  -  -  -  77,500.00  Dry Bulk Australia LTD  -  -  -  -  -  -  -  -  -  -  Dry Bulk Americas LTD  -  -  -  -  -  -  -  -  -  -  Marco Shipping Company (PTE) LTD  -  944,237.94  944,237.94  -  -  -  -  -  -  -  Total  $  9,059,494.80  $  11,850,719.34  $  11,899,748.37  $  9,010,465.77  $  (25,581.00)  $  8,359,198.59  $  222,404.49  $  87,798.76  $  366,644.93  $  9,010,465.77  MOR-5aPage 1

MOR-5a

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Pg 13 of 17  Case Number: 16-12220  Monthly Operating Report - Southern District of New YorkTaxes Reconciliation and Aging  Reporting Period: January-17  Debtor Name  # Days Past Due:  # Days Past Due:  # Days Past Due:  # Days Past Due:  Total  0-30  31-60  61-90  Over 91  International Shipholding Corporation  $  58,485.41  $  -  $  -  $  -  $  58,485.41  Frascati Shops, Inc.  6,964.54  -  -  -  6,964.54  LMS Shipmanagement, Inc.  37,343.25  -  -  -  37,343.25  N.W. Johnsen & Company, Inc.  11,659.33  -  -  -  11,659.33  Sulphur Carriers, Inc.  88,699.00  -  -  -  88,699.00  U.S. United Ocean Services, LLC  7,885.73  -  -  -  7,885.73  Total  $  211,037.26  $  -  $  -  $  -  $  211,037.26  MOR-5b Page 1

MOR-5b

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Case Number: 16-12220Pg 14 of 17  Monthly Operating Report - Southern District of New YorkPayments to Insiders  Reporting Period: January-17  Debtor  Name  Type of Payment  Amount Paid  Total Paid to Date  International Shipholding Corporation  Beer, Kenneth H.  Board of Director Fees  $  -  $  11,875.00  LMS Shipmanagement, Inc.  Caire, Peter J.  Salary  8,934.02  53,604.12  LMS Shipmanagement, Inc.  Caire, Peter J.  Travel Expenses  -  849.67  LMS Shipmanagement, Inc.  Cameron, William M.  Salary  14,010.14  84,060.84  LMS Shipmanagement, Inc.  Cameron, William M.  Travel Expenses  1,023.99  2,982.39  N.W. Johnsen & Co. Inc.  Chambers, Robert T.  Salary  13,875.82  83,254.92  N.W. Johnsen & Co. Inc.  Chambers, Robert T.  Travel Expenses  -  9,891.16  N.W. Johnsen & Co. Inc.  De Benedetto, Daniel T.  Salary  6,470.98  38,825.88  N.W. Johnsen & Co. Inc.  De Benedetto, Daniel T.  Travel Expenses  176.80  1,210.04  International Shipholding Corporation  Estrada, Manuel G.  Salary  23,825.42  142,952.52  International Shipholding Corporation  Estrada, Manuel G.  Travel Expenses  500.80  5,562.96  LMS Shipmanagement, Inc.  Grehan, Brooke Y.  Salary  10,717.76  64,274.96  LMS Shipmanagement, Inc.  Grehan, Brooke Y.  Travel Expenses  -  3,021.64  N.W. Johnsen & Co. Inc.  Hawkins, Nigel J.  Salary  -  86,518.80  N.W. Johnsen & Co. Inc.  Hawkins, Nigel J.  Contractor  9,109.30  9,109.30  N.W. Johnsen & Co. Inc.  Hawkins, Nigel J.  Travel Expenses  -  1,454.61  International Shipholding Corporation  Higginbotham, James T.  Salary  11,759.10  70,552.50  International Shipholding Corporation  Higginbotham, James T.  Travel Expenses  -  2,756.11  International Shipholding Corporation  Johnsen, Erik L.  Salary  39,296.92  235,551.52  International Shipholding Corporation  Johnsen, Erik L.  Travel Expenses  -  8,236.42  International Shipholding Corporation  Johnsen, Neils M.  Contractor  10,000.00  70,000.00  International Shipholding Corporation  Johnsen, Neils M.  Travel Expenses  -  3,144.83  U.S. United Ocean Services, LLC  Johnston, Peter M.  Salary  18,056.48  108,338.88  U.S. United Ocean Services, LLC  Johnston, Peter M.  Travel Expenses  -  5,402.87  International Shipholding Corporation  Lane, H Merritt  Board of Director Fees  -  11,875.00  International Shipholding Corporation  Lupberger, Edwin A  Board of Director Fees  -  11,875.00  International Shipholding Corporation  McNamara, James J  Travel Expenses  -  127.90  International Shipholding Corporation  McNamara, James J  Board of Director Fees  -  11,875.00  International Shipholding Corporation  Morrissette, Harris V  Board of Director Fees  -  11,875.00  International Shipholding Corporation  Nahas, George A.  Salary  11,068.04  66,408.24  International Shipholding Corporation  Nahas, George A.  Travel Expenses  470.17  8,039.92  International Shipholding Corporation  Robinson, Thomas L  Board of Director Fees  -  11,875.00  International Shipholding Corporation  Rosenbohm, Sheila D.  Salary  12,049.20  72,286.17  International Shipholding Corporation  Rosenbohm, Sheila D.  Travel Expenses  158.64  6,081.70  International Shipholding Corporation  Wild, Kevin M.  Salary  12,406.12  74,397.12  International Shipholding Corporation  Wild, Kevin M.  Travel Expenses  303.88  7,783.63  International Shipholding Corporation  Wilson, Kevin M.  Salary  12,375.48  73,834.06  International Shipholding Corporation  Wilson, Kevin M.  Travel Expenses  -  777.52  MOR-6Page 1

MOR-6

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 15 of 17  Monthly Operating Report - Southern District of New YorkPayments to Professionals  Reporting Period: January-17  Debtor  Name  Date of Court Order  Amount Approved  Amount Paid  Total Paid to Date  Total Incurred and  Authorizing Payment  Unpaid  International Shipholding Corporation  McGlinchey Stafford PLLC  9/21/2016  $  -  $  47,225.40  $  286,763.00  $  -  International Shipholding Corporation  Prime Clerk  8/4/2016  -  161,148.49  714,861.42  -  International Shipholding Corporation  Alix Partners LLP  9/21/2016  -  -  72,533.83  -  International Shipholding Corporation  Seward & Kissel LLP  9/21/2016  -  -  635,778.80  -  International Shipholding Corporation  Watson Farley & Williams LLP  9/21/2016  -  -  241,912.57  -  International Shipholding Corporation  Milbank  9/21/2016  -  -  1,470,940.37  -  International Shipholding Corporation  Moore & Van Allen PLLC  9/21/2016  -  -  359,045.58  -  International Shipholding Corporation  Vedder Price PC  9/21/2016  -  -  144,654.38  -  International Shipholding Corporation  Jones Walker LLP  12/15/2016  -  137,886.79  137,886.79  -  International Shipholding Corporation  Simpson Thacher - Bartlet  9/21/2016  -  -  344,117.27  -  International Shipholding Corporation  Gulf Atlantic Capital Corporation  9/21/2016  -  -  48,697.50  -  International Shipholding Corporation  AMA Capital Partners  11/18/2016  -  60,000.00  150,000.00  -  International Shipholding Corporation  Blackhill Partners LLC  10/24/2016  -  117,925.54  757,262.03  -  International Shipholding Corporation  Akin Gump Strauss Hauer & Feld LLP  10/24/2016  -  1,223,227.73  3,805,569.15  -  International Shipholding Corporation  Pachulski Stang Ziehl & Jones LLP  11/18/2016  -  145,059.60  271,467.95  -  International Shipholding Corporation  Postlethwaite & Netterville  10/24/2016  -  12,262.80  109,197.14  -  Total  $  -  $  1,904,736.35  $  9,550,687.78  $  -  MOR-6b Page 1

MOR-6b

 16-12220-smb Doc 644  Monthly Operating Report - Southern District of New YorkPost-Petition Status of Secured Notes, Leases Payable  Reporting Period: January-17  Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 16 of 17  Debtor Name  Name of Creditor  Scheduled Monthly Payment Amount Paid during Period Total Unpaid Post-Petition Notes/ Comments  International Shipholding Corporation  Regions Bank  $  208,043.88  $  208,043.88  $  -  Interest  International Shipholding Corporation  Regions Bank  363,275.79  363,275.79  -  Interest  International Shipholding Corporation  Debtor in Possession Financing  178,520.56  178,520.56  -  Interest  LCI Shipholding Inc.  Citizens Asset Finance  68,775.92  68,775.92  -  Interest  LCI Shipholding Inc.  Capital One  14,819.20  14,819.20  -  Interest  Central Gulf Lines  DVB Bank  128,206.55  93,924.07  -  Interest  LCI Shipholding Inc.  Capital One  25,000.00  25,000.00  25,000.00  Adequate Protection Payment - paid 2/1/17  LCI Shipholding Inc.  Citizens Asset Finance  50,000.00  50,000.00  -  Adequate Protection Payment  Total  $  1,036,641.90  $  1,002,359.42  $  25,000.00  MOR-6cPage 1

MOR-6c

 16-12220-smb Doc 644 Filed 02/15/17 Entered 02/15/17 18:02:18 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Pg 17 of 17  Case Number: 16-12220  Monthly Operating Report - Southern District of New YorkDebtor Questionnaire  Reporting Period: January-17  Question #  Must be completed each month. If the answer to any of the questions is “Yes”,  Yes  No  provide a detailed explanation of each item. Attach additional sheets if necessary.  1  Have any assets been sold or transferred outside the normal course of business this  reporting period?  X  2  Have any funds been disbursed from any account other than a debtor in possession  account this reporting period?  X  3  Is the Debtor delinquent in the timely filing of any post-petition tax returns?  X  4  Are workers compensation, general liability or other necessary insurance coverages  expired or cancelled, or has the debtor received notice of expiration or cancellation of  such policies?  X  5  Is the Debtor delinquent in paying any insurance premium payment?  X  6  Have any payments been made on pre-petition liabilities this reporting period?  X  7  Are any post petition receivables (accounts, notes or loans) due from related parties?  X  8  Are any post petition payroll taxes past due?  X  9  Are any post petition State or Federal income taxes past due?  X  10  Are any post petition real estate taxes past due?  X  11  Are any other post petition taxes past due?  X  12  Have any pre-petition taxes been paid during this reporting period?  X  13  Are any amounts owed to post petition creditors delinquent?  X  14  Are any wage payments past due?  X  15  Have any post petition loans been received by the Debtor from any party?  X  16  Is the Debtor delinquent in paying any U.S. Trustee fees?  X  17  Is the Debtor delinquent with any court ordered payments to attorneys or other  professionals?  X  18 Have the owners or shareholders received any compensation outside of the normal course  of business?  X  1. In January 2017, J Line Corporation purchased the Specialty Business Segment for $24.5 million in cash pursuant to theStalking Horse Agreement.  2. The Company has a subsidiary that was not a part of the filing that continues to operate and payments are being made in theordinary course of business.  6. The Company has made pre-petition payments to critical vendors, lienholders, employees, and insurance providers aspermitted in the approved interim motions.  16. The Debtors have submitted payment to the U.S. Trustee in the amount of $650.08 on account of fees for Debtor U.S.  United Ocean Services, LLC, and will review prior payments to resolve any discrepancy. They believe that they are otherwisecurrent on all U.S. Trustee fees.  MOR-7  Page 1

MOR-7